EXHIBIT 10.1


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                          SECURITIES PURCHASE AGREEMENT










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                                 March 29, 1999



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         This Securities Purchase Agreement, dated as of March 29, 1999 (the
"Agreement"), is entered into by and among Digital Biometrics, Inc., a Delaware corporation (the "Company"), and the parties who have executed this Agreement and whose names appear on Schedule 1 attached hereto (each party listed on Schedule 1 attached hereto a "Purchaser" and collectively, the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue and sell to the Purchasers and the Purchasers desire to purchase an aggregate of ________ shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock").

         IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:


                                    ARTICLE I

                           PURCHASE AND SALE OF SHARES

         1.1 Purchase and Sale. Subject to the terms and conditions set forth herein, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, the number of Shares set forth next to such Purchaser's name on Schedule 1 attached hereto, for an aggregate purchase price of $_________ (the "Purchase Price").

         1.2 The Closing. (a) The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Maslon Edelman Borman & Brand, LLP ("Maslon"), 3300 Norwest Center, Minneapolis, MN 55402, immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

                  (b) At the Closing, (i) the Company shall deliver to each Purchaser (1) a stock certificate, registered in the name of such Purchaser or such Purchaser's designee, representing the number of Shares to be acquired at Closing by such Purchaser (which number is set forth opposite such Purchaser's name on Schedule 1 hereto), (2) a Warrant (as defined in Section 3.15), each registered in such Purchaser's name or the name of such Purchaser's designee,
(3) the legal opinion of Maslon, substantially in the form attached hereto as Exhibit B, and (3) all other documents, instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement, including, without limitation, an executed original of the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers in the form of Exhibit A hereto (the "Registration Rights Agreement"), and (b) each Purchaser shall deliver to the Company (1) the amount set forth opposite such Purchaser's name on Schedule 1 hereto in immediately available funds by wire transfer to an account designated in writing by the Company

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for such purpose on or prior to the Closing Date, and (2) all documents, instruments and writings required to have been delivered at or prior to the Closing by such Purchaser pursuant to this Agreement, including without limitation, an executed Registration Rights Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as of the date hereof as follows:

                  (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in
Schedule 2.1(a) attached hereto (collectively, the "Subsidiaries"). Except as set forth on Schedule 2.1(a), each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Shares, the Warrant, or the Registration Rights Agreement, (collectively, the "Transaction Documents"), (y) have a material adverse effect on the results of operations, assets, or financial condition of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its material obligations under any Transaction Document (a "Material Adverse Effect").

                  (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and to otherwise carry out its obligations thereunder. The execution and delivery of each Transaction Document by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each Transaction Document has been duly executed by the Company and when delivered in accordance with the terms hereof and each Transaction Document shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any provision of its respective certificate of incorporation, by-laws or other charter documents (or their foreign equivalents).


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                  (c) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Warrant hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Documents (as defined below) or
Schedule 2.1(c), no Person or group of Persons (as defined below) beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  (d) Issuance of the Securities. The Securities are duly authorized, and, when issued and paid for in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable. The Company has and at all times while the Warrant is outstanding will maintain an adequate reserve of duly authorized shares of Common Stock to enable it to perform its exercise and other obligations under this Agreement and the Warrant and in no circumstances shall such reserved and available shares of Common Stock be less than 100% of the number of shares of Common Stock as are issuable upon exercise in full of the Warrant. The shares of Common Stock issuable upon exercise of the Warrant is sometimes referred to herein as the "Underlying Shares," and the Shares, Warrant and Underlying Shares are, collectively, the "Securities." When issued in accordance with the terms of the Warrant, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable.

                  (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other charter documents (or their foreign equivalents) (each as amended through the date hereof), (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal


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and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and
(iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

                  (f) Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents other than (i) the filing of a registration statement (an "Underlying Securities Registration Statement") contemplated by the Registration Rights Agreement with the Commission, which shall be filed in the time period set forth in the Registration Rights Agreement, (ii) the applications for the listing of the Shares and the Underlying Shares with the Nasdaq National Market (and on each other national securities exchange, market or trading facility on which the Common Stock is then listed), and (iii) other than, in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, could not have or result in, individually or in the aggregate, a Material Adverse Effect (together with the consents, waivers, authorizations, orders, notices and filings referred to in Schedule 2.1(f), the "Required Approvals"). The Company shall deliver to the Purchasers the Shares and the Underlying Shares in the manner contemplated hereby and by the Registration Rights Agreement free and clear of all liens and encumbrances of any nature whatsoever.

                  (g) Litigation; Proceedings. Except as specifically disclosed in the SEC Documents (as hereinafter defined), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any Transaction Document or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (h) No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of (or has received notice of a claim that it is in default under or that it is in violation of) any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in, a Material Adverse Effect.

                  (i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the


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Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act.

                  (j) SEC Documents. Except as set forth on Schedule 2.1(j), the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since September 30, 1996, (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement and other documents and information furnished by or on behalf of the Company at any time prior to the Closing, as the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Except as set forth in Schedule 2.1(j), since the date of the financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect which has not been specifically disclosed in writing to the Purchasers by the Company. The Company last filed audited financial statements with the Commission in connection with its Form 10-K for the fiscal year ended September 30, 1998, and has not received any comments from the Commission in respect thereof. The Schedules to this Agreement furnished by or on behalf of the Company do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (k) Investment Company. The Company is not, and is not an "Affiliate" (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (l) Certain Fees. Except for fees payable and warrants issuable to Miller, Johnson & Kuehn, Inc., no fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions contemplated


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hereby. The Purchasers shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless the Purchaser, their respective employees, officers, directors, agents, and partners, and their respective Affiliates (as such term is defined under Rule 405 promulgated under the Securities Act), from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees.

                  (m) Solicitation Materials. The Company has not (i) distributed any offering materials in connection with the offering and sale of the Securities other than the Disclosure Materials and any amendments and supplements thereto or (ii) solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (n) Form S-3 Eligibility. The Company is eligible to register securities for resale with the Commission under Form S-3 promulgated under the Securities Act.

                  (o) Listing and Maintenance Requirements Compliance. Except as set forth in Schedule 2.1(p), the Company has not in the two years preceding the date hereof received written notice from any stock exchange or market on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market.

                  (p) Patents and Trademarks. Except as set forth in Schedule 2.1(q), the Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which are necessary for use in connection with its business or which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). To the best knowledge of the Company, none of the Intellectual Property Rights infringe on any rights of any other Person, and the Company either owns or has duly licensed or otherwise acquired all necessary rights with respect to the Intellectual Property Rights. The Company has not received any notice from any third party of any claim of infringement by the Company of any of the Intellectual Property Rights, and has no reason to believe there is any basis for any such claim. To the best knowledge of the Company, except as set forth in Schedule 2.1(q), there is no existing infringement by another Person on any of the Intellectual Property Rights.

         2.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, severally and not jointly, makes the following representations and warranties to the Company:

                  (a) Organization; Authority. Such Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and to carry out its obligations thereunder. The acquisition of the Securities by such Purchaser has been duly authorized by all necessary action on the part of such Purchaser.


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Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

                  (b) Investment Intent. Such Purchaser is acquiring the Securities for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

                  (c) Purchaser's Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof, it is an "accredited investor" pursuant to in Rule 501(a)(3) under the Securities Act.

                  (d) Experience of Purchaser. Such Purchaser either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

                  (e) Ability of Purchaser to Bear Risk of Investment. Such Purchaser acknowledges that the Securities are speculative investments and involve a high degree of risk and such Purchasers is able to bear the economic risk of an investment in the Securities, and, at the pre sent time, is able to afford a complete loss of such investment.

                  (f) Access to Information. Such Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has been afforded
(i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities, and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and
(iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives, agents or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.


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                  (g) Reliance. Such Purchaser understands and acknowledges that
(i) the Securities are being offered and sold to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

                  The Company acknowledges and agrees that the Purchasers makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.


                                   ARTICLE III

                         OTHER AGREEMENTS OF THE PARTIES

         3.1 Transfer Restrictions. (a) The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements thereof. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register in its securities transfer register any transfer by the Purchasers to an Affiliate of such Purchaser, or any transfers among Affiliates provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act, and such transfer does not otherwise violate any federal or state securities laws. Any such transferee shall have the rights of the Purchasers under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legends on the Securities:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR WITH THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION


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         REQUIREMENTS OF THE SECURITIES ACT, AND IN ACCORDANCE WITH
         APPLICABLE STATE SECURITIES LAWS.

                  The legend set forth above shall be removed from the Shares and the Company shall cause its transfer agent to issue a certificate or certificates without any legend (upon surrender of the legended certificates duly endorsed) to each holder of the Shares upon which it is stamped if (i) such Securities are registered for resale under the Securities Act or (ii) such legend is not required pursuant to Rule 144 promulgated under the Securities Act. Underlying Shares shall not contain the legend set forth above nor any other legend if the exercise of the Warrant or other issuances of Underlying Shares occurs at any time while an Underlying Securities Registration Statement is effective under the Securities Act or, in the event there is not an effective Underlying Securities Registration Statement at such time, if in the opinion of counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company may also cause a stop-transfer order to be placed against the Securities with its transfer agent during such time as the legends are on the Securities. The Company agrees that it will provide the Purchasers, upon request, with a certificate or certificates representing Underlying Shares, free from such legend at such time as such legend is no longer required in accordance with this Section. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

         3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Underlying Shares upon exercise of the Warrant may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares in accordance with the Warrant is unconditional and absolute regardless of the effect of any such dilution.

         3.3 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time prior to the date on which the Purchasers may resell all of their Underlying Shares without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent for the benefit of and enforceable by the Purchaser), the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable


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such Person to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

         3.4 Copies and Use of Disclosure Materials. The Company consents to the use of the Disclosure Materials and any amendments and supplements thereto by the Purchasers in connection with resales of the Securities other than pursuant to an effective registration statement, subject to any confidentiality requirements in connection therewith.

         3.5 Blue Sky Laws. In accordance with the Registration Rights Agreement, the Company shall qualify the Underlying Shares under the securities or Blue Sky laws of such jurisdictions as the Purchasers may reasonably request and shall continue such qualification at all times through the third anniversary of the Closing Date; provided, however, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified or to take any action that would subject the Company to general service of process in any such jurisdiction where it is not then so subject.

         3.6 Integration. The Company shall not and shall use its best efforts to ensure that no Affiliate of the Company shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the issue offer or sale of the Securities to the Purchasers.

         3.7 Increase in Authorized Shares. At such time as the Company would be, if a notice of exercise were to be delivered on such date, precluded from honoring the exercise in full of the Warrant, due to the unavailability of a sufficient number of shares of authorized but unissued or reacquired Common Stock, the Board of Directors of the Company shall promptly (and in any case within 45 Business Days from such date) prepare and mail to the shareholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least a number of shares equal to the sum of (i) all shares of Common Stock then outstanding, (ii) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Warrant) and on account of all shares reserved under any stock option, stock purchase, warrant or similar plan and
(iii) such number of Underlying Shares as would then be issuable upon the exercise in full of the Warrant. In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the shareholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (c) within 5 Business Days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase.


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         3.8 Listing and Reservation of Underlying Shares. (a) The Company shall
(i) not later than the fifth Business Day following the Closing Date, prepare and file with the Nasdaq National Market (as well as any other national securities exchange or market on which the Common Stock is then listed) an additional shares listing application covering at least the number of Shares and the number of Underlying Shares issuable upon exercise in full of the Warrant,
(ii) take all steps necessary to cause the such shares to be approved for listing in the Nasdaq National Market (as well as on any other national securities exchange or market on which the Common Stock is then listed) as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock on such exchange or market.

                  (b) The Company shall maintain a reserve of Common Stock for the issuance upon exercise of the Warrant in such amount as to enable the Company to perform its obligations in full under the Transaction Documents, which reserve shall include a number of shares of Common Stock equal to not less than the number of shares of Common Stock as would be issuable upon the exercise of the Warrant in full.

         3.9 [INTENTIONALLY OMITTED]

         3.10 Notice of Breaches. Each of the Company and each Purchaser shall give prompt written notice to the other of any breach of any representation, warranty or other agreement contained in this Agreement or in the Registration Rights Agreement, as well as any events or occurrences arising after the date hereof and prior to the Closing Date which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as the date thereof. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Registration Rights Agreement.

         Notwithstanding the generality of the foregoing, the Company shall promptly notify each Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated hereby and by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the holders of the Shares a copy of any written statement in support of or relating to such claim or notice.

         3.11 Exercise Obligations of the Company. The Company shall honor exercises of the Warrant and shall deliver Underlying Shares in accordance with the terms and conditions and time periods set forth in the Warrant.

         3.12 Subsequent Offerings; Certain Company Actions. (a) The Company shall not without the prior written consent of each Purchaser which consent will not be unreasonably withheld or delayed, directly or indirectly offer, sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant any option to purchase or other disposition) of any of its or its

Affiliates equity or equity-equivalent securities in a transaction not subject to the registration requirements of the Securities Act or in a transaction not subject to the registration requirements of the Securities Act at a price which is, on the face thereof, or implied therein, less than the market price or fair market value for such securities (a "Private Placement") until 60 Trading Days after the Effectiveness Date (as defined in the Registration Rights Agreements) (any days that any Purchaser is unable to sell Underlying Shares under the Underlying Securities Registration Statement following the Effectiveness Date shall be added to such 60 Trading Day period). The following offerings and issuances shall not be subject to the restrictions set forth in the immediately preceding sentence: (x) the granting of options or warrants to employees, officers, directors and advisors of the Company, and the issuance of shares of Common Stock upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company, (y) any equity or equity-equivalent private offering entered into prior to the Closing Date and (z) shares of Common Stock issued upon exercise of the Warrant.

                  (b) As long as Warrant is outstanding, the Company shall not and shall cause the Subsidiaries not to, without the consent of each Purchaser, which consent will not be unreasonably withheld or delayed, (i) amend its certificate of incorporation, bylaws or other charter documents (or their foreign equivalents) (ii) split, combine or reclassify its outstanding capital stock; (iii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock; (iv) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock; or (v) enter into any agreement with respect to any of the foregoing, in each such case so as to adversely affect rights of any Purchaser.

         3.13 The Warrant. At the Closing, the Company shall issue to each Purchaser, a common stock purchase warrant, in the form of Exhibit C (the "Warrant"), pursuant to which the Purchasers shall have the right at any time thereafter through the fifth anniversary of the date of issuance thereof, to acquire the number of shares of Common Stock set forth opposite such Purchaser's name on Schedule 1 hereto.

         3.14 Use of Proceeds. The Company shall use all of the proceeds from the placement of the Securities for working capital purposes and not for the satisfaction of any portion of Company debt (except for reductions of the Company's indebtedness to banks under any revolving line of credit) or to redeem Company equity or equity-equivalent securities. Pending application of the proceeds of this placement in the manner permitted hereby the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities.


                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers and other experts in connection with the transactions contemplated by this Agreement, except that the

Purchasers shall pay such expenses as specified in the Registration Rights Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities. Each Purchaser shall be responsible for such Purchaser's own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

         4.2 Entire Agreement; Amendments. This Agreement, together with the Exhibits and Schedules hereto, the Registration Rights Agreement and the Warrant contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. The Exhibits and Schedule to this Agreement are hereby incorporated herein and made part hereof for all purposes as if fully set forth herein.

         4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Minneapolis time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 4:30 p.m. (Minneapolis time) on any date and earlier than 11:59 p.m. (Minneapolis time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:      Digital Biometrics, Inc.
                                 5600 Rowland Road
                                 Minnetonka, MN 55343
                                 Facsimile No.: (612) 932-7181
                                 Attn: Chief Financial Officer

         With copies to:         Maslon Edelman Borman & Brand
                                 3300 Norwest Center
                                 90 South Seventh Street
                                 Minneapolis, MN 55402
                                 Facsimile No.: (612) 672-8397
                                 Attn: Philip Tilton

         If to the Purchasers:   to the addresses set forth on Schedule 1 hereto

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns, including any Persons to whom any Purchaser transfers its Warrant. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

         4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, other than with respect to permitted assignees under Section 4.6, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         4.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

         4.9 Survival. The representations, warranties, agreements and covenants contained in this Agreement shall survive after the Closing Date and the delivery and exercise of the Warrant.

         4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         4.11 Publicity. The Company and each Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser without the prior written consent of such Purchaser, except to the extent required by law, in which case the Company shall provide Purchasers with prior written notice of such public disclosure.

         4.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         4.13 Remedies. Each of the parties to this Agreement acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in any action instituted in any court of the United States of America or any state thereof having jurisdiction over the parties to this Agreement and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.



                                       Company:


                                       DIGITAL BIOMETRICS, INC.



                                       By:   /s/ John J. Metil
                                           -------------------------------------
                                           Name:  John J. Metil
                                           Title: Executive Vice President


                                       Purchasers:


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                                       By:
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                                           Name:
                                           Title:



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                                       By:
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                                       By:
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                                           Name:
                                           Title:

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                                       By:
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                                           Name:
                                           Title:



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                                       By:
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                                           Name:
                                           Title:



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                                       By:
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                                       By:
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                                           Name:
                                           Title:

                                   Schedule I



                                                Number             Number of
Purchaser               Purchase Price         of Shares       Underlying Shares
---------               --------------         ---------       -----------------